                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                      American Electric Power Company, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                      American Electric Power Company, Inc.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                   AMERICAN ELECTRIC POWER
                   COMPANY, INC.
                   1 Riverside Plaza
                   Columbus, OH 43215                                 [LOGO]

                   March 9, 1995
                   Dear Shareholder:

                   This year's annual meeting of shareholders will be held in the Alumni Memorial Union, University of Findlay, 1000 North Main Street, Findlay, Ohio, on Wednesday, April 26, 1995 at 9:30 a.m.

                   Your Board of Directors and I cordially invite you to attend.

                   During the course of the meeting there will be the usual time for discussion of the items on the agenda and for questions regarding the Company's affairs. Directors and officers will be available to talk individually with shareholders before and after the meeting.

E. LINN DRAPER, JR.
Chairman of the Board,
President and
Chief Executive Officer

                   ADMISSION TO THE MEETING WILL BE BY TICKET ONLY. IF YOU PLAN TO ATTEND THE MEETING, PLEASE MARK THE BOX PROVIDED ON THE ENCLOSED PROXY CARD, OR SEND A REQUEST IN LIEU OF THE CARD, AND WE WILL SEND YOU AN ADMISSION TICKET ABOUT TWO WEEKS PRIOR TO THE MEETING DATE. If we receive your request for a ticket after April 19, your ticket will be held for you at the door. Attendance at the meeting will be limited to shareholders or their proxies. A shareholder may designate up to three proxies to represent him or her at the meeting.

                   In order to ensure maximum shareholder representation at the meeting, I urge each of you, whether or not you expect to attend in person, to fill in, date, sign and return your proxy promptly in the enclosed envelope.

                   Sincerely,

                               [SIGNATURE]

NOTICE OF 1995 ANNUAL MEETING

March 9, 1995
Columbus, Ohio

    THE ANNUAL MEETING of shareholders of AMERICAN ELECTRIC POWER COMPANY, INC., a New York corporation, will be held in the Alumni Memorial Union, University of Findlay, 1000 North Main Street, Findlay, Ohio, on Wednesday, April 26, 1995 at 9:30 o'clock in the morning, for the following purposes:

    1. To elect 12 directors to hold office until the next annual meeting and until their successors are duly elected;

    2. To approve the firm of Deloitte & Touche LLP as independent auditors for the year 1995; and

    3. To consider and act on such other matters as may properly come before the meeting.

    Only shareholders of record at the close of business on March 8, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                                G.P. Maloney
                                                SECRETARY

PROXY STATEMENT

March 9, 1995

THIS PROXY STATEMENT and the accompanying proxy card are to be mailed to shareholders, commencing on or about March 21, 1995, in connection with the solicitation of proxies by the Board of Directors of American Electric Power Company, Inc., 1 Riverside Plaza, Columbus, Ohio 43215, for the annual meeting of shareholders to be held on April 26, 1995 in Findlay, Ohio.

    Only the holders of shares of Common Stock at the close of business on March 8, 1995 are entitled to vote at the meeting. Each such holder has one vote for each share held on all matters to come before the meeting. On March 8, 1995, there were 185,235,000 shares of Common Stock, $6.50 par value, outstanding.

    When proxy cards are returned properly signed, the shares represented thereby will be voted by the persons named on the proxy card or by their substitutes in accordance with shareholders' directions. The proxy cards of shareholders who are participants in the Dividend Reinvestment and Stock Purchase Plan include both the shares registered in their names and the whole shares held in their Plan accounts on March 8, 1995. Shareholders are urged to grant or withhold authority to vote for the nominees for directors listed on the proxy card and to specify their choice between approval or disapproval of, or abstention with respect to, the other matter by marking the appropriate box on the proxy card. If a proxy card is signed and returned without choices marked, it will be voted for the nominees for directors listed on the card and as recommended by the Board of Directors with respect to other matters. A shareholder giving a proxy may revoke it at any time before it is exercised at the meeting by giving notice of its revocation to the Company, by executing another proxy dated after the proxy to be revoked, or by attending the meeting and voting in person.

1. ELECTION OF DIRECTORS

TWELVE DIRECTORS are to be elected by a plurality of the votes cast at the meeting to hold office until the next annual meeting and until their successors have been elected. The Restated Certificate of Incorporation of the Company provides that the number of directors of the Company shall be such number, not less than 12 nor more than 17, as shall be determined from time to time, as prescribed in the By-Laws, by resolution of the Board of Directors. On July 27, 1994, the Board of Directors adopted a resolution increasing the number of directors constituting the entire Board from 12 to 13, and elected Mr. Donald G. Smith to fill the vacancy thus created. In addition, on January 25, 1995, the Board of Directors adopted a resolution reducing the number of directors from 13 to 12 to reflect the retirement of Mr. A. Joseph Dowd.

    The 12 nominees named on pages 3-6 were selected by the Board of Directors on the recommendation of the Committee on Directors of the Board. The proxies named on the proxy card or their substitutes will vote for the Board's nominees, unless instructed otherwise. Shareholders may withhold authority to vote for any or all of such nominees on the proxy card. Except for Mr. Donald G. Smith, who is standing for election for the first time, all of the Board's nominees were elected by the shareholders at the 1994 annual meeting. It is not expected that any of the nominees will be unable to stand for election or be unable to serve if elected. In the event that a vacancy in the slate of nominees should occur before the meeting, the proxies may be voted for another person nominated by the Board of Directors.

    Shareholders have the right to vote cumulatively for the election of directors. This means that in the voting at the meeting each shareholder, or his proxy, may multiply the number of his shares by 12 -- the number of directors to be elected -- and then cast the resulting total number of votes for a single nominee, or distribute such votes on the ballot among any two or more nominees as desired. The proxies designated by the Board of Directors will not cumulate the votes of the shares they represent.

    The following brief biographies of the nominees include their principal occupations, ages on the date of this statement, accounts of their business experience and names of certain companies of which they are directors. Data with respect to the number of shares of the Company's Common Stock beneficially owned by each of them appears on pages 20 and 21.

NOMINEES FOR DIRECTOR

                   PETER J. DEMARIA                   Received his B.A. in  1955 from Queens College  and
  [PHOTO]          TREASURER OF THE COMPANY;          M.B.A.  in 1963 from New York University. Certified
                   EXECUTIVE VICE PRESIDENT --        Public  Accountant  (1965).   Joined  AEP   Service
                   ADMINISTRATION AND CHIEF           Corporation  in  1959. In  1978 became  senior vice
                   ACCOUNTING OFFICER, AEP SERVICE    president and chief accounting officer of AEP  Ser-
                   CORPORATION                        vice  Corporation and treasurer  of the Company and
                   Age 60                             in 1984 became executive  vice president --  admin-
                   Director since 1993                istration of AEP Service Corporation.
         --------------------------------------------------------------------------------------

                   E. LINN DRAPER, JR.                Received  his B.A. and  B.S. (chemical engineering)
  [PHOTO]          CHAIRMAN, PRESIDENT AND CHIEF      degrees from  Rice  University in  1964  and  1965,
                   EXECUTIVE OFFICER OF THE COMPANY   respectively,  and  Ph.D. (nuclear  engineering) in
                   AND AEP SERVICE CORPORATION;       1970 from  Cornell University.  Joined Gulf  States
                   CHAIRMAN AND CHIEF EXECUTIVE       Utilities   Company,   an   unaffiliated   electric
                   OFFICER OF ALL OTHER MAJOR         utility, in 1979. Chairman of the board,  president
                   COMPANY SUBSIDIARIES               and   chief  executive   officer  of   Gulf  States
                   Age 53                             (1987-1992). Elected president  of the Company  and
                   Director since 1992                president   and  chief  operating  officer  of  AEP
                                                      Service Corporation in March  1992 and chairman  of
                                                      the  board  and  chief  executive  officer  of  the
                                                      Company and all of its major subsidiaries in  April
                                                      1993. A director of VECTRA Technologies, Inc.
         --------------------------------------------------------------------------------------

                   ROBERT M. DUNCAN                   Received  his  B.S. and  J.D.  from The  Ohio State
  [PHOTO]          RETIRED,                           University in  1948 and  1952, respectively.  After
                   COLUMBUS, OHIO                     two  years in the  private practice of  law, held a
                   Age 67                             series of governmental legal positions  culminating
                   Director since 1985                in  service as a judge  for the U.S. District Court
                                                      for the Southern District of Ohio, a position  held
                                                      from   1974  to  1985.   Private  practice  of  law
                                                      (1985-1991). Vice  president and  general  counsel,
                                                      The Ohio State University (1992-1994). A trustee of
                                                      Nationwide    Investing    Foundation,   Nationwide
                                                      Investing  Foundation   II,   Nationwide   Separate
                                                      Account  Trust  and  Financial  Horizons Investment
                                                      Trust. A director of Nationwide Financial  Services
                                                      Inc.
         --------------------------------------------------------------------------------------

                   ARTHUR G. HANSEN                   Received his B.S.E.E. in 1946 and M.S. in 1948 from
  [PHOTO]          EDUCATIONAL CONSULTANT,            Purdue  University, his Ph.D. (mathematics) in 1958
                   ZIONSVILLE, INDIANA                from Case Western Reserve University, and  honorary
                   Age 70                             doctoral  degrees in  engineering and  science from
                   Director since 1979                Purdue and Indiana  universities. Was  dean of  the
                                                      College  of  Engineering (1966-1969)  and president
                                                      (1969-1971) of  Georgia  Institute  of  Technology,
                                                      president  of  Purdue  University  (1971-1982)  and
                                                      chancellor  of  The  Texas  A&M  University  System
                                                      (1982-1986).   Director  of  Research,  Hudson  In-
                                                      stitute (1987-1988).  A director  of  International
                                                      Paper  Company, Navistar  International Corporation
                                                      and The Interlake Corporation.
         --------------------------------------------------------------------------------------

                   LESTER A. HUDSON, JR.              Received a B.A. from Furman University in 1961  and
  [PHOTO]          VICE CHAIRMAN OF WUNDAWEVE         an  M.B.A. from the University of South Carolina in
                   CARPETS, INC., GREENVILLE,         1965.  Joined  Dan   River  Inc.  (textile   fabric
                   SOUTH CAROLINA                     manufacturer) in 1970 and was elected president and
                   Age 55                             chief  operating officer  in 1981  and chief execu-
                   Director since 1987                tive officer in  1987. Resigned from  Dan River  in
                                                      1989.   Joined  WundaWeve   Carpets,  Inc.  (carpet
                                                      manufacturer) as chairman, president and chief  ex-
                                                      ecutive officer in June 1990. Chairman of WundaWeve
                                                      November  1991.  Vice  chairman  of  WundaWeve June
                                                      1993. A  director of  American National  Bankshares
                                                      Inc.
         --------------------------------------------------------------------------------------

                   GERALD P. MALONEY                  Holds  B.S. degrees in  both electrical engineering
  [PHOTO]          VICE PRESIDENT AND SECRETARY OF    and  business  administration  from   Massachusetts
                   THE COMPANY; EXECUTIVE VICE        Institute  of Technology (1955)  and an M.B.A. from
                   PRESIDENT --                       Rutgers University (1962). Joined AEP Service  Cor-
                   CHIEF FINANCIAL OFFICER,           poration in 1955. In 1974 became senior vice presi-
                   AEP SERVICE CORPORATION            dent -- finance of AEP Service Corporation and vice
                   Age 62                             president  of the Company; in 1991 became executive
                   Director since February 1994       vice president --  chief financial  officer of  AEP
                                                      Service  Corporation; and  in December  1994 became
                                                      secretary of the Company.
         --------------------------------------------------------------------------------------

                   ANGUS E. PEYTON                    Graduated from  Princeton  University in  1949  and
  [PHOTO]          PARTNER, BROWN & PEYTON,           received  his LL.B. from the University of Virginia
                   ATTORNEYS, CHARLESTON,             in 1952. Served as an assistant attorney general of
                   WEST VIRGINIA                      West Virginia (1956-1957), as chairman of the  West
                   Age 68                             Virginia  Industrial Development  Authority, and as
                   Director since 1978                West Virginia  Commerce  Commissioner  (1965-1969).
                                                      Formed  his present law firm in 1969. A director of
                                                      One Valley Bancorp of West Virginia, Inc.

         --------------------------------------------------------------------------------------

                   TOY F. REID                        Received B.S.  degrees  in chemistry  and  chemical
  [PHOTO]          RETIRED,                           engineering  from the University  of South Carolina
                   KINGSPORT, TENNESSEE               and the University  of Illinois, respectively,  and
                   Age 71                             an  M.S.  degree in  chemical engineering  from the
                   Director since 1983                Georgia Institute  of  Technology.  Joined  Eastman
                                                      Kodak  Company in  1948. In  subsequent years, held
                                                      various positions  at Eastman  Kodak Company  until
                                                      appointed  in 1979  as executive  vice president of
                                                      Eastman Kodak Company  and general  manager of  the
                                                      Eastman Chemicals Division. Retired in 1989.

- --------------------------------------------------------------------------------------

                   DONALD G. SMITH                    Joined  Roanoke  Electric Steel  Corporation (steel
  [PHOTO]          CHAIRMAN OF THE BOARD, PRESIDENT,  manufacturer) in 1957. Held various positions  with
                   CHIEF EXECUTIVE OFFICER AND        Roanoke Electric Steel before being named president
                   TREASURER OF ROANOKE ELECTRIC      and  treasurer in 1985,  chief executive officer in
                   STEEL CORPORATION, ROANOKE,        1986 and chairman of the board in 1989.
                   VIRGINIA
                   Age 59
                   Director since July 1994

         --------------------------------------------------------------------------------------

                   LINDA GILLESPIE STUNTZ             Holds an A.B. from Wittenberg University (1976) and
  [PHOTO]          PARTNER, STUNTZ & DAVIS, P.C.,     J.D.  from  Harvard  Law  School  (1979).   Private
                   ATTORNEYS, WASHINGTON, D.C.        practice  of law (1979-1981).  U.S. House of Repre-
                   Age 40                             sentatives,  Committee  on  Energy  and   Commerce:
                   Director since February 1993       Associate  Minority Counsel, Subcommittee on Fossil
                                                      and  Synthetic  Fuels   (1981-1986)  and   Minority
                                                      Counsel  and  Staff  Director  (1986-1987). Private
                                                      practice of  law  (1987-1989). U.S.  Department  of
                                                      Energy  (1989-1993): Acting  Deputy Secretary (Jan-
                                                      uary 1992-July  1992)  and Deputy  Secretary  (July
                                                      1992-January  1993). Returned to  the private prac-
                                                      tice of law  in March 1993.  A director of  Schlum-
                                                      berger   Limited  and  Resources  For  The  Future.
                                                      Member, Advisory Council,  Electric Power  Research
                                                      Institute.
         --------------------------------------------------------------------------------------

                   MORRIS TANENBAUM                   Graduated from The Johns Hopkins University in 1949
  [PHOTO]          RETIRED,                           with  a B.A. in  chemistry and received  a Ph.D. in
                   SHORT HILLS, NEW JERSEY            physical chemistry  in  1952  from  Princeton  Uni-
                   Age 66                             versity. Joined Bell Telephone Laboratories in 1952
                   Director since 1989                and  held  various positions  with  AT&T companies.
                                                      Became vice chairman of the  board of AT&T in  1986
                                                      and  chief  financial officer  in 1988.  Retired in
                                                      1991. A director of Cabot Corporation. A trustee of
                                                      Battelle Memorial  Institute, Massachusetts  Insti-
                                                      tute  of Technology  and The  Johns Hopkins Univer-
                                                      sity  and   honorary  trustee   of  The   Brookings
                                                      Institution.
         --------------------------------------------------------------------------------------

                   ANN HAYMOND ZWINGER                Received  her B.A. in art  history with honors from
  [PHOTO]          AUTHOR, ILLUSTRATOR AND            Wellesley College (1946)  and M.A.  in art  history
                   CONSULTANT,                        from  Indiana University  (1950). Adjunct professor
                   COLORADO SPRINGS, COLORADO         at Colorado  College. Writes  for AUDUBON  MAGAZINE
                   Age 70                             and  other natural history  publications. Books in-
                   Director since 1977                clude BEYOND THE ASPEN GROVE, 1970, LAND ABOVE  THE
                                                      TREES,  1972,  WIND  IN THE  ROCK,  1978,  A DESERT
                                                      COUNTRY NEAR THE SEA,  1983, THE MYSTERIOUS  LANDS,
                                                      1989  and RUN, RIVER, RUN, 1975, which received the
                                                      Friends of American  Writers Award for  non-fiction
                                                      and  John  Burroughs  Memorial  Association  Award.
                                                      Member   of   founding   board,   Utility   Women's
                                                      Conference.  Secretary, Colorado  Board, The Nature
                                                      Conservancy.
         --------------------------------------------------------------------------------------

    Dr. Draper and Messrs. DeMaria and Maloney are directors of Appalachian Power Company, Columbus Southern Power Company, Indiana Michigan Power Company, Kentucky Power Company and Ohio Power Company (all of which are subsidiaries of the Company with one or more classes of publicly held preferred stock or debt securities) and other subsidiaries of the Company. Dr. Draper and Messrs. DeMaria and Maloney are also directors of AEP Generating Company, a subsidiary of the Company.

FUNCTIONS OF THE BOARD OF DIRECTORS AND COMMITTEES

UNDER NEW YORK LAW, the Company is managed under the direction of the Board of Directors. The Board establishes broad corporate policies and authorizes various types of transactions, but it is not involved in day-to-day operational details. During 1994, the Board held eight regular meetings. The Board has six standing committees, the functions of which are described in the following paragraphs.

    The AUDIT COMMITTEE consists of Messrs. Duncan, Hudson and Peyton and Ms. Zwinger. The Audit Committee oversees, and reports to the Board concerning, the general policies and practices of the Company and its subsidiaries with respect to accounting, financial reporting, and internal auditing and financial controls. It also maintains a direct exchange of information between the Board and the Company's independent accountants and reviews possible conflict of interest situations involving directors. During 1994 the Audit Committee held four meetings.

    The COMMITTEE ON DIRECTORS consists of Messrs. Duncan and Hudson, Dr. Hansen and Ms. Zwinger. The Committee on Directors is responsible for: (i) recommending the size of the Board within the boundaries imposed by the corporate charter;
(ii) recommending selection criteria for nominees for election or appointment to the Board; (iii) conducting independent searches for qualified nominees and screening the qualifications of candidates recommended by others; and (iv) recommending to the Board for its consideration one or more nominees for appointment to fill vacancies on the Board as they occur and the slate of nominees for election at the annual meeting. During 1994 the Committee on Directors held one meeting.

    The Committee on Directors will consider shareholder recommendations of candidates to be nominated as directors of the Company. All such recommendations must be in writing and addressed to the Secretary of the Company. By accepting a shareholder recommendation for consideration, the Committee on Directors does not undertake to adopt or take any other action concerning the recommendation, or to give the proponent its reasons for not doing so.

    The CORPORATE PUBLIC POLICY COMMITTEE consists of Messrs. Duncan, Hudson, Peyton, Reid and Smith and Drs. Hansen and Tanenbaum and Mses. Stuntz and Zwinger. The Corporate Public

Policy Committee is responsible for examining the Company's policies on major public issues affecting the AEP System, as well as established System policies which affect the relationship of the Company and its subsidiaries to their service areas and the general public; for reporting periodically and on request to the Board and providing recommendations to the Board on such policy matters; and for counseling the management of the AEP System on any such policy matters presented to the Committee for consideration and study. During 1994 the Corporate Public Policy Committee held four meetings.

    The EXECUTIVE COMMITTEE consists of Dr. Draper and Messrs. Peyton and Reid. It is empowered to exercise all the authority of the Board of Directors, subject to certain limitations prescribed in the By-Laws, during the intervals between meetings of the Board. Meetings of the Executive Committee are convened only in extraordinary circumstances. The Executive Committee did not meet during 1994.

    The FINANCE COMMITTEE consists of Messrs. Peyton and Reid, Ms. Stuntz and Dr. Tanenbaum. The Finance Committee monitors and reports to the Board with respect to the capital requirements and financing plans and programs of the Company and its subsidiaries including, among other things, reviewing and making such recommendations as it considers appropriate concerning the short and long-term financing plans and programs of the Company and its subsidiaries and the implementation of the same. During 1994 the Finance Committee held four meetings.

    The HUMAN RESOURCES COMMITTEE consists of Drs. Hansen and Tanenbaum and Mr. Reid. The Human Resources Committee is responsible for: (i) reviewing the salaries and other compensation and benefits provided to members of the Board who are officers of the Company or employees of any of its subsidiaries, and recommending to the Board the amount of salary, compensation and benefits to be paid to such persons each year; (ii) reviewing and approving management proposals concerning salaries, compensation and benefits to be paid to certain senior officers of subsidiaries of the Company; (iii) reviewing and making recommendations to the Board with respect to the compensation of directors; (iv) evaluating the Company's hiring, development, promotional and succession planning practices for those management positions described in (ii) above; and
(v) periodic review of the Company's overall affirmative action performance. During 1994 the Human Resources Committee held four meetings.

    During 1994, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees on which he or she served.

COMPENSATION OF DIRECTORS

DIRECTORS who are officers of the Company or employees of any of its subsidiaries do not receive any compensation, other than their regular salaries and the accident insurance coverage described below, for attending meetings of the Board of Directors of the Company. The other members of the Board receive an annual retainer of $23,000 for their services, an additional annual retainer of $3,000 for each Committee that they chair, a fee of $1,000 for each meeting of the Board and of any Committee that they attend (except a meeting of the Executive Committee held on the same day as a Board meeting), and a fee of $1,000 per day for any inspection trip or conference (except a trip or conference on the same day as a Board or Committee meeting).

    The Company maintains a group 24-hour accident insurance policy to provide a $1,000,000 accidental death benefit for each director (three-year premium was $16,065). The current policy will expire on September 1, 1997, and the Company expects to renew the coverage. In addition, the Company pays each director (excluding officers of the Company or employees of any of its subsidiaries) an amount to provide for the federal and state income taxes incurred in connection with the maintenance of this coverage (approximately $1,000 annually).

    The Board has adopted a policy which permits directors to elect annually to defer receipt of all or a portion of their retainer and fees to be payable in a lump sum or monthly installments after they cease to be a director. The deferred compensation accrues interest compounded quarterly at the daily prime lending rate in effect from time to time at a specified major financial institution. This policy is implemented by individual deferred-compensation agreements which set forth the terms of the deferral.

    The Board has adopted a retirement plan for directors (excluding officers of the Company or employees of any of its subsidiaries) which provides for annual retirement payments for life to such directors commencing at the later of the director's retirement or age 72 in an amount equal to the annual retainer at the time of retirement with a 20% reduction for each year that service as a director is less than five.

OTHER MATTERS

THE DIRECTORS and officers of the Company and its subsidiaries are insured, subject to certain exclusions, against losses resulting from any claim or claims made against them while acting in their capacities as directors and officers. The American Electric Power System companies are also insured, subject to certain exclusions and deductibles, to the extent that they have indemnified their directors and officers for any such losses. Such insurance is provided by Associated Electric & Gas Insurance Services, Energy Insurance Mutual, The Chubb Insurance Company and

Great American Insurance Company, effective January 1, 1995 through December 31, 1995, and pays up to an aggregate amount of $100,000,000 on any one claim and in any one policy year. The total premium for the four policies is $1,455,334.

    Fiduciary liability insurance provides coverage for System companies, their directors and officers, and any employee deemed to be a fiduciary or trustee, for breach of fiduciary responsibility, obligation, or duties as imposed under the Employee Retirement Income Security Act of 1974. This coverage, provided by Federal Insurance Company, was renewed, effective July 1, 1994 through June 30, 1995, for a premium of $67,042. It provides $20,000,000 of aggregate coverage with a $5,000 deductible for each loss.

2. APPROVAL OF AUDITORS

ON THE RECOMMENDATION of the Audit Committee, the Board of Directors has appointed the accounting firm of Deloitte & Touche LLP as independent auditors of the Company for the year 1995, subject to approval by the shareholders at the annual meeting. Deloitte & Touche LLP is considered to be the firm best qualified to perform this important function because of its ability and the familiarity of its personnel with the Company's affairs. It and predecessor firms have been the Company's auditors since 1911. Approval of this proposal requires the affirmative vote of holders of a majority of the shares present in person or by proxy at the meeting.

    Fees billed by Deloitte & Touche LLP for services rendered to the Company and its subsidiaries during 1994 were $2,483,000.

    Representatives of Deloitte & Touche LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to answer appropriate questions.

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 1995.

OTHER BUSINESS

THE BOARD OF DIRECTORS does not intend to present to the meeting any business other than the election of directors and the approval of auditors.

    If any other business not described herein should properly come before the meeting for action by the shareholders, the persons named as proxies on the enclosed card or their substitutes will vote the shares represented by them in accordance with their best judgment. At the time this proxy statement was printed, the Board of Directors was not aware of any other matters that might be presented, except for a shareholder proposal which was excluded from this proxy statement in accordance with the rules of the Securities and Exchange Commission.

VOTING PROCEDURES

UNDER NEW YORK LAW, abstentions and broker non-votes do not count in the determination of voting results and have no effect on the vote in connection with the approval of the auditors. The determination by the shareholders of approval of the auditors is based on votes "for" and "against" -- with abstentions and broker non-votes not counted as "against" votes but counted in the determination of a quorum. Unvoted shares are termed "non-votes" when a nominee holding shares for beneficial owners may not have received instructions from the beneficial owner and may not have exercised discretionary voting power on certain matters, but with respect to other matters may have voted pursuant to discretionary authority or instructions from the beneficial owner.

    It is the policy of the Company that shareholders be provided privacy in voting. All proxy (voting instruction) cards and ballots, which identify shareholders, are held confidential, except as may be necessary to meet any applicable legal requirements. Proxy cards are returned in envelopes addressed to an independent third-party tabulator, who receives, inspects, and tabulates the proxies. Voted proxies and ballots are not seen by nor reported to the Company except (i) in aggregate number or to determine if (rather than how) a shareholder has voted, (ii) in cases where shareholders write comments on their proxy cards, or (iii) in a contested proxy solicitation.

EXECUTIVE COMPENSATION

THE FOLLOWING TABLE shows for 1994, 1993 and 1992 the compensation earned by the chief executive officer and the four other most highly compensated executive officers (as defined by regulations of the Securities and Exchange Commission) of the Company at December 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                     COMPENSATION
                                                     ANNUAL       -------------------
                                                  COMPENSATION
                                                ----------------        PAYOUTS           ALL OTHER
                                                SALARY    BONUS   -------------------   COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR    ($)    ($)(1)   LTIP PAYOUTS($)(2)       ($)(3)
- ----------------------------------------  ----  -------  -------  -------------------   -------------
E. LINN DRAPER, JR. -- Chairman of the    1994  620,000  209,436         137,362             29,385
 board, president and chief executive     1993  538,333  148,742                             18,180
 officer of the Company and the Service   1992  395,833    8,730                             63,700
 Corporation; chairman and chief
 executive officer of other subsidiaries
PETER J. DEMARIA -- Treasurer and         1994  305,000  103,029          59,032             18,750
 director of the Company; executive vice  1993  280,000   77,364                             17,811
 president -- administration and chief    1992  273,000    6,021                             15,576
 accounting officer and director of the
 Service Corporation; vice president,
 treasurer and director of other
 subsidiaries
G.P. MALONEY -- Vice president,           1994  300,000  101,340          58,094             19,745
 secretary and director of the Company;   1993  269,000   74,325                             18,000
 executive vice president -- chief        1992  261,000    5,757                             17,036
 financial officer and director of the
 Service Corporation; vice president and
 director of other subsidiaries
WILLIAM J. LHOTA -- Executive vice        1994  280,000   94,584          54,409             19,185
 president and director of the Service    1993  249,000   68,799                             17,160
 Corporation; vice president and          1992  230,000    5,073                             15,116
 director of other subsidiaries
JAMES J. MARKOWSKY -- Executive vice      1994  267,000   90,193          51,930             14,755
 president -- engineering and             1993  247,000   65,259                             11,165
 construction and director of the         1992  219,000    4,497                              7,020
 Service Corporation; vice president and
 director of other subsidiaries

- ------------------------
(1) Reflects payments under the Management Incentive Compensation Plan ("MICP"). Amounts for 1994 are estimates but should not change significantly.  For  1994  and  1993,  these  amounts  include  both  cash paid and a portion deferred in the form of restricted stock units. These units are paid out in cash after three years based on the price of AEP
      Common Stock at that time. Dividend equivalents are paid during the three-year period. At December 31, 1994, the deferred amounts (included in the above table) and accrued dividends for Dr. Draper, Messrs. DeMaria, Maloney and Lhota and Dr. Markowsky were equivalent to 2,204, 1,109,
      1,080, 1,004 and  956 units  having values of  $72,456, $36,458,  $35,505,
      $33,006 and $31,428, respectively, based upon a $32 7/8 per share closing price of AEP's Common Stock as reported on the New York Stock Exchange.
      For 1992, MICP payments were made entirely in cash.
(2) Reflects payments under the Performance Share Incentive Plan (which became effective January 1, 1994) for the one-year transition performance period ending December 31, 1994. Dr. Draper, Messrs. DeMaria, Maloney and Lhota and Dr. Markowsky received 2,050, 881, 867, 812 and 775 shares of Common
      Stock, respectively, representing one-half of their payments. See pages 18 and 19 for additional information.
(3)   For 1994,  includes  (i) employer  matching  contributions under  the  AEP
      System Employees Savings Plan: $4,500 for each of the named executive officers; (ii) employer matching contributions under the AEP System
      Supplemental Savings Plan (which became effective January 1, 1994), a non-qualified plan designed to supplement the AEP Savings Plan: Dr.
      Draper,  $14,100;  Mr. DeMaria,  $4,650; Mr.  Maloney, $4,500;  Mr. Lhota,
      $3,900; and Dr. Markowsky, $3,510; and (iii) subsidiary companies director fees: Dr. Draper, $10,785; Mr. DeMaria, $9,600; Mr. Maloney, $10,745; Mr.
      Lhota, $10,785; and Dr. Markowsky, $6,745.

                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 1994

    Each of the awards set forth below constitutes a grant of performance share units, which represent units equivalent to shares of Common Stock, pursuant to the Company's Performance Share Incentive Plan. Since it is not possible to predict future dividends and the price of AEP Common Stock, credits of performance share units in amounts equal to the dividends that would have been paid if the performance share units were granted in the form of shares of Common Stock are not included in the table.

    The ability to earn performance share units is tied to achieving specified levels of total shareholder return ("TSR") relative to the S&P Electric Utility Index. Notwithstanding AEP's TSR ranking, no performance share units are earned unless AEP shareholders realize a positive TSR over the relevant three-year performance period. The Human Resources Committee may, at its discretion, reduce the number of performance share units otherwise earned. In accordance with the performance goals established for the periods set forth below, the threshold, target and maximum awards are equal to 25%, 100% and 200%, respectively, of the performance share units held. No payment will be made for performance below the threshold.

    Payment of awards earned for the one-year transition performance period ending December 31, 1994 were made 50% in cash and 50% in Common Stock. For subsequent performance periods, payments of earned awards are deferred in the form of restricted stock units (equivalent to shares of AEP Common Stock) until the officer has met the equivalent stock ownership target discussed in the Human Resources Committee Report. Once officers meet and maintain their respective targets, they may elect either to continue to defer or to receive further earned awards in cash and/or Common Stock.

                                                   ESTIMATED FUTURE PAYOUTS OF
                                                  PERFORMANCE SHARE UNITS UNDER
                                 PERFORMANCE       NON-STOCK PRICE-BASED PLAN
                   NUMBER OF     PERIOD UNTIL    -------------------------------
                  PERFORMANCE     MATURATION     THRESHOLD     TARGET    MAXIMUM
     NAME         SHARE UNITS     OR PAYOUT         (#)          (#)       (#)
- ---------------   -----------    ------------    ----------    -------   -------
E. L. Draper,        2,235           1994           (1)          (1)       (1)
 Jr.                 4,470        1994-1995        1,118        4,470     8,940
                     6,705        1994-1996        1,676        6,705    13,410
P. J. DeMaria          960           1994           (1)          (1)       (1)
                     1,920        1994-1995         480         1,920     3,840
                     2,885        1994-1996         721         2,885     5,770
G. P. Maloney          945           1994           (1)          (1)       (1)
                     1,890        1994-1995         473         1,890     3,780
                     2,840        1994-1996         710         2,840     5,680
W. J. Lhota            885           1994           (1)          (1)       (1)
                     1,770        1994-1995         443         1,770     3,540
                     2,650        1994-1996         663         2,650     5,300
J. J. Markowsky        845           1994           (1)          (1)       (1)
                     1,690        1994-1995         423         1,690     3,380
                     2,525        1994-1996         631         2,525     5,050

- ------------------------
(1) For the 1994 transition performance period, the actual number of performance share units earned was: Dr. Draper 4,100; Mr. DeMaria 1,761; Mr. Maloney 1,734; Mr. Lhota 1,624; and Dr. Markowsky 1,550 (see page 12 for the cash value of these payouts).

                              RETIREMENT BENEFITS

    The American Electric Power System Retirement Plan provides pensions for all employees of AEP System companies (except for employees covered by certain collective bargaining agreements), including the executive officers of the Company. The Retirement Plan is a noncontributory defined benefit plan.

    The following table shows the approximate annual annuities under the Retirement Plan that would be payable to employees in certain higher salary classifications, assuming retirement at age 65 after various periods of service. The amounts shown in the table are the straight life annuities payable under the Retirement Plan without reduction for the joint and survivor annuity. Retirement benefits listed in the table are not subject to any deduction for Social Security or other offset amounts. The retirement annuity is reduced 3% per year in the case of retirement between ages 60 and 62 and further reduced 6% per year in the case of retirement between ages 55 and 60. If an employee retires after age 62, there is no reduction in the retirement annuity.

                               PENSION PLAN TABLE

                                    YEARS OF ACCREDITED SERVICE
HIGHEST AVERAGE   ---------------------------------------------------------------
ANNUAL EARNINGS      15         20         25         30         35         40
- ---------------   --------   --------   --------   --------   --------   --------
     $250,000     $ 58,065   $ 77,420   $ 96,775   $116,130   $135,485   $152,110
      350,000       82,065    109,420    136,775    164,130    191,485    214,760
      450,000      106,065    141,720    176,775    212,130    247,485    277,410
      600,000      142,065    189,420    236,775    284,130    331,485    371,385
      750,000      178,065    237,420    296,775    356,130    415,485    465,360

    Compensation upon which retirement benefits are based consists of the average of the 36 consecutive months of the employee's highest salary, as listed in the Summary Compensation Table, out of the employee's most recent 10 years of service. As of December 31, 1994, the number of full years of service credited under the Retirement Plan to each of the executive officers of the Company named in the Summary Compensation Table were as follows: Dr. Draper, two years; Mr. DeMaria, 35 years; Mr. Maloney, 39 years; Mr. Lhota, 30 years; and Dr. Markowsky, 23 years.

    Dr. Draper's employment agreement described below provides him with a supplemental retirement annuity that credits him with 24 years of service in addition to his years of service credited under the Retirement Plan less his actual pension entitlement under the Retirement Plan and any pension entitlements from prior employers.

    The Company has determined to pay supplemental retirement benefits to 23 AEP System employees (including Messrs. DeMaria, Maloney and Lhota and Dr. Markowsky) whose pensions may be adversely affected by amendments to the Retirement Plan made as a result of the Tax Reform Act of 1986. Such payments, if any, will be equal to any reduction occurring because of such amendments. Assuming retirement in 1995 of the executive officers named in the Summary Compensation Table, none would be eligible to receive supplemental benefits.

    The Company made available a voluntary deferred-compensation program in 1982 and 1986, which permitted certain executive employees of AEP System companies to defer receipt of a portion of their salaries. Under this program, an executive was able to defer up to 10% or 15% annually (depending on the terms of the program offered), over a four-year period, of his or her salary, and receive supplemental retirement or survivor benefit payments over a 15-year period. The amount of supplemental retirement payments received is dependent upon the amount deferred, age at the time the deferral election was made, and number of years until the executive retires. The following table sets forth, for the executive officers named in the Summary Compensation Table, the amounts of annual deferrals and, assuming retirement at age 65, annual supplemental retirement payments under the 1982 and 1986 programs.

                                                1982 PROGRAM                         1986 PROGRAM
                                     ----------------------------------   ----------------------------------
                                                       ANNUAL AMOUNT OF                     ANNUAL AMOUNT OF
                                         ANNUAL          SUPPLEMENTAL         ANNUAL          SUPPLEMENTAL
                                         AMOUNT           RETIREMENT          AMOUNT           RETIREMENT
                                        DEFERRED           PAYMENT           DEFERRED           PAYMENT
NAME                                 (4-YEAR PERIOD)   (15-YEAR PERIOD)   (4-YEAR PERIOD)   (15-YEAR PERIOD)
- -----------------------------------  ---------------   ----------------   ---------------   ----------------
P. J. DeMaria......................      $10,000            $52,000           $13,000            $53,300
G. P. Maloney......................       15,000             67,500            16,000             56,400

                              EMPLOYMENT AGREEMENT

    Dr. Draper has a contract with the Company and AEP Service Corporation which provides for his employment for an initial term from no later than March 15, 1992 until March 15, 1997. Dr. Draper commenced his employment with the Company and AEP Service Corporation on March 1, 1992. The Company or AEP Service Corporation may terminate the contract at any time and, if this is done for reasons other than cause and other than as a result of Dr. Draper's death or permanent disability, AEP Service Corporation must pay Dr. Draper's then base salary through March 15, 1997, less any amounts received by Dr. Draper from other employment.

                     BOARD HUMAN RESOURCES COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    The Human Resources Committee of the Board of Directors regularly reviews executive compensation policies and practices and evaluates the performance of management in the context of the Company's performance. The Committee is composed entirely of independent outside directors. See page 8.

    The Human Resources Committee recognizes that the executive officers are charged with managing a $15 billion, multi-state electric utility during challenging times and with addressing many difficult and complex issues. The Committee believes that compensation must be competitive in order to attract, retain, reward and motivate the highly qualified individuals needed to manage AEP to meet corporate objectives and that it should be closely tied to performance in order to provide incentives that will maximize shareholder value.

    STOCK OWNERSHIP GUIDELINES. The Board of Directors, upon the Committee's recommendation, underscored the importance of linking executive and shareholder interests by adopting in December 1994 stock ownership guidelines for senior management participants in the Performance Share Incentive Plan described below. Under the guidelines, the target ownership of AEP Common Stock is directly related to the officer's corporate position with the greatest ownership target for the chief executive officer. The target for the CEO is 45,000 shares and ranges down to 6,000 shares for vice presidents. Since these levels are equivalent to approximately one or more times the officer's annual salary, each officer is expected to achieve the ownership target within a period of five years commencing on January 1, 1995. Common Stock equivalents earned through the Management Incentive Compensation Plan, also described below, and the Performance Share Incentive Plan are included in determining compliance with the ownership targets.

PAY MIX AND MEASUREMENT

    BASE SALARY. When reviewing salaries, the Committee considers external pay practices used by other electric utilities and by industry in general. In addition, the Committee considers the respective positions held by the executive officers, their levels of responsibility, performance and experience, and the relationship of their salaries to the salaries of other AEP managers and employees.

    For compensation comparison purposes, the Human Resources Committee uses the electric utility companies in the S&P Electric Utility Index, which is the peer group used in the Comparison of Five Year Cumulative Total Return graph in this proxy statement. In recognition of AEP's relatively large size and operational complexity, executive officer salary levels are targeted to the third quartile (between the 50th and 75th percentiles) of the range of compensation paid by the other electric utilities in this compensation peer group. Base salary levels in 1994 for the five most highly compensated executive officers of AEP named in the Summary Compensation Table were at about the median of the range of the compensation peer group. In establishing salary levels against that range, the Human Resources Committee considers the competitiveness of AEP's entire compensation package.

    Salaries are reviewed and adjusted annually to reflect individual and corporate performance and consistency with compensation changes within the Company and the compensation peer group of other electric utilities.

    The Committee meets without the presence of Dr. Draper, chairman, president and chief executive officer, to evaluate his performance and compensation and reports on that evaluation to the outside directors of the Board. These directors then act on the Committee's recommendation.

    The Committee has also taken into account management's ability to address the potential impact of increased competition in the electric utility industry. It is the Committee's opinion that in this ever-changing environment, Dr. Draper and his senior management team are developing and implementing strategies to position the Company for the future. The Company's New Directions program, outlined in the 1994 annual report, is one step. The benefits of these efforts to the Company cannot, of course, be quantifiably measured but the Committee believes these efforts are vital to the Company's continuing success in the 1990s.

    ANNUAL INCENTIVE. A variable, performance-based portion of the executive officers' total compensation is paid through the Management Incentive Compensation Plan ("MICP"), which is included in the "Bonus" column in the Summary Compensation Table. The MICP was established (effective January 1, 1990) to motivate and reward superior management performance in serving customer needs and creating shareholder value. Each participant is assigned an annual target award expressed as a percentage of annual salary. The target award is 30% for the executive officers named in the compensation table. Actual awards can vary from 0-150% of the target award -- based on performance.

    The MICP awards for the executive officers named in the compensation table are based entirely on preestablished AEP corporate performance criteria specified in the MICP, which include return on stockholder equity (weighted at 25%) and total investor return reflecting stock price and payment of dividends (weighted at 25%), both measured relative to the performance of the utilities in the S&P Electric Utility Index, and the extent to which the average price of power sold to retail customers (weighted at 50%) is lower as compared with other utilities in the states which AEP serves. For 1994, the AEP corporate performance target was achieved to the extent of 112.6%. This percentage is an estimate but should not change significantly.

    To more closely align the financial interests of the executive officers with the Company's shareholders, 20% of the MICP awards have been generally deferred for three years and treated as if they are invested in Common Stock of the Company, although no stock is actually purchased. Dividend equivalents are credited during the three-year period.

    LONG-TERM INCENTIVE. As a result of the Committee's review of the competitiveness of the Company's total compensation program for executive and other senior officers, the Committee recommended to the Board of Directors that the Company adopt the Performance Share Incentive Plan (the "Plan") to provide longer-term, performance-driven, equity incentive award opportunities directly related to shareholder value. The Board of Directors approved the Plan in December 1993 and, at the 1994 annual meeting, the shareholders also approved it.

    The Plan grants performance share units annually which are paid based on AEP's subsequent three-year total shareholder returns measured relative to the S&P peer utilities. In 1994, for each of the three performance periods, the Committee granted Dr. Draper and the other executive officers named in the Summary Compensation Table performance share units based on approximately 40% and 35%, respectively, of their base salaries (the two shorter transition period awards were prorated to grant one-third and two-thirds of the full-cycle award). The number of performance share units granted has been determined after an evaluation of long-term incentive opportunities provided by the S&P peer companies, again targeting the third quartile of competitive practice. However, the awards which will ultimately be paid to participants under the Plan for a performance period are not determinable in advance and, in fact, could be zero.

    The Plan ended a one-year transition performance period at year end 1994. AEP's total shareholder return for 1992-1994 ranked fifth relative to the S&P 24 peer utilities and, as a result, 170% of the performance share units granted (and dividend credits) were earned. The associated award payments, listed on page 12, were made 50% in cash and 50% in shares of Common Stock. Officers are not permitted to sell these shares of Common Stock if such shares are required to be held to meet the equivalent stock ownership targets discussed above.

    Like that portion of the MICP awards deferred for three years, for subsequent Plan performance periods, payments of earned awards under the Plan are also deferred in the form of restricted stock units (equivalent to shares of AEP Common Stock). Such Plan deferrals continue until officers meet and maintain their respective equivalent stock ownership targets, and then the officers may elect either to continue to defer or to receive further earned Plan awards in cash and/ or Common Stock. Dividend equivalents are credited as though reinvested in additional restricted stock units, again until officers meet and maintain their respective equivalent stock ownership targets, with such dividends then paid in cash. The Plan was amended to provide for the deferral in order to reflect the intention of the Committee to place, on an expedited basis, more of the earned Plan awards at risk similar to the risk experienced by all other shareholders.

    The Plan is further described on pages 13 and 14.

                                           HUMAN RESOURCES COMMITTEE MEMBERS
                                           Toy F. Reid, Chairman
                                           Arthur G. Hansen
                                           Morris Tanenbaum

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              AEP      S&P 500   S&P ELECTRIC
1989             100        100            100
1990            92.1       96.9          102.5
1991           122.4      126.4          133.7
1992           127.5      136.1          141.8
1993           152.6      149.8          159.7
1994           145.6      151.7          138.9

    The total return performance shown on the graph above is not necessarily indicative of future performance.

SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

THE FOLLOWING TABLE sets forth the beneficial ownership of Common Stock of the Company as of December 31, 1994 for all directors as of the date of this proxy statement, all nominees to the Board of Directors, each of the persons named in the Summary Compensation Table and all directors and executive officers as a group. Unless otherwise noted, each person had sole voting and investment power over the number of shares of Common Stock of the Company set forth across from his or her name. Fractions of shares have been rounded to the nearest whole share.

NAME                            SHARES
- ---------------------------  -----------------------
P. J. DeMaria..............      6,105(a)(b)(c)(d)(e)
E. L. Draper, Jr...........      1,492(b)(d)
R. M. Duncan...............      1,340
A. G. Hansen...............        923
L. A. Hudson, Jr...........      1,853(e)
W. J. Lhota................      7,414(b)(c)(d)
G. P. Maloney..............      4,249(b)(c)(d)


NAME                            SHARES
- ---------------------------  -----------------------
J. J. Markowsky............      4,861(b)(e)
A. E. Peyton...............      3,188(f)
T. F. Reid.................      1,000(d)
D. G. Smith................        800
L. G. Stuntz...............        400
M. Tanenbaum...............      1,083
A. H. Zwinger..............     12,300(e)
All directors and executive officers as a group (15 persons) ..... 135,393(c)(g)

- ------------
(a) Mr. DeMaria owns 100 shares of Cumulative Preferred Shares 9.50% Series, $100 par value, of Columbus Southern Power Company.
(b) Includes shares held by the trustee of the AEP System Employees Savings Plan as follows: Mr. DeMaria, 2,398 shares; Dr. Draper, 1,368 shares; Mr. Lhota, 5,986 shares; Mr. Maloney, 2,464 shares; Dr. Markowsky, 4,779 shares; and all directors and executive officers as a group, 19,323 shares. Includes shares held by the trustee of the AEP Employee Stock Ownership Plan as follows: Mr. DeMaria, 83 shares; Mr. Lhota, 60 shares; Mr. Maloney, 85 shares; Dr. Markowsky, 66 shares; and all directors and executive officers as a group, 341 shares. With respect to the shares held in these plans, such persons have sole voting power, but the investment/disposition power is subject to the terms of such plans.
(c) Does not include, for Messrs. DeMaria, Lhota and Maloney, 85,231 shares in the American Electric Power System Educational Trust Fund over which Messrs. DeMaria, Lhota and Maloney share voting and investment power as trustees (they disclaim beneficial ownership). The amount of shares shown for all directors and executive officers as a group includes these shares.
(d) Includes shares held in joint tenancy with a spouse as follows: Mr. DeMaria, 1,232 shares; Dr. Draper, 124 shares; Mr. Lhota, 1,368 shares; Mr. Maloney, 1,700 shares; and Mr. Reid, 1,000 shares.
(e) Includes shares held by family members over which beneficial ownership is disclaimed as follows: Mr. DeMaria, 2,392 shares; Mr. Hudson, 750 shares; Dr. Markowsky, 16 shares; and Mrs. Zwinger, 3,000 shares.
(f) Includes 315 shares over which Mr. Peyton shares voting and investment power which are held by trusts of which he is a trustee, but he disclaims beneficial ownership of 169 of such shares.
(g) Represents less than 1% of the total number of shares outstanding.

TRANSACTIONS WITH MANAGEMENT

MS. STUNTZ, a director, was a partner in the Washington, D.C. law firm of Van Ness Feldman, P.C. in 1994. Several organizations of which certain AEP System companies have been members and to which they have provided financial support, were clients of Van Ness Feldman, P.C. in 1994.

SHAREHOLDER PROPOSALS

TO BE INCLUDED in the Company's proxy statement and form of proxy for the 1996 annual meeting of shareholders, any proposal which a shareholder intends to present at such meeting must be received by the Company at its office at 1 Riverside Plaza, Columbus, Ohio 43215 not later than the close of business on November 10, 1995.

SOLICITATION EXPENSES

THE COSTS of this proxy solicitation will be paid by the Company. Proxies will be solicited principally by mail, but some telephone, telegraph or personal solicitations of holders of Common Stock of the Company may be made. Any officers or employees of the Company or of American Electric Power Service Corporation who make or assist in such solicitations will receive no compensation, other than their regular salaries, for doing so. The Company will request brokers, banks and other custodians or fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy-soliciting materials to the beneficial owners of the shares held by them, and the Company will reimburse them for their expenses incurred in doing so at rates prescribed by the New York Stock Exchange.

                   Notice of 1995
                   Annual Meeting
                   and Proxy Statement

                                                                      [LOGO]

                [LOGO]                  AMERICAN ELECTRIC POWER
         PRINTED WITH SOY INK           COMPANY, INC.
                [LOGO]                  1 Riverside Plaza
      PRINTED ON RECYCLED PAPER         Columbus, OH 43215

                     AMERICAN ELECTRIC POWER COMPANY, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING TO BE HELD APRIL 26, 1995

PROXY

The undersigned appoints E. Linn Draper, Jr., Peter J. DeMaria and Gerald P. Maloney, and each of them, acting by a majority if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the annual meeting of shareholders of American Electric Power Company, Inc. to be held on April 26, 1995, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

TRUSTEE'S AUTHORIZATION. The undersigned authorizes Key Trust Company of Ohio, N.A. to vote all shares of Common Stock of the Company credited to the undersigned's account under the American Electric Power System Employees Savings and Employee Stock Ownership plans at the annual meeting in accordance with the instructions on the reverse side.

Election of Directors. Nominees:

        P.J. DeMaria, E.L. Draper, Jr., R.M. Duncan, A.G. Hansen, L.A. Hudson, Jr., G.P. Maloney, A.E. Peyton, T.F. Reid, D.G. Smith, L.G. Stuntz,
        M. Tanenbaum, A.H. Zwinger.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                     SEE REVERSE
                                                                        SIDE

- --------------------------------------------------------------------------------
                     TRIANGLE FOLD AND DETACH HERE TRIANGLE

THE 88TH ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD AT 9:30 A.M. WEDNESDAY, APRIL 26, 1995, AT THE ALUMNI MEMORIAL UNION, UNIVERSITY OF FINDLAY, 1000 NORTH MAIN STREET, FINDLAY, OHIO.

On the bottom half of the proxy card there appears a map and directions to the site of the annual meeting in Findlay, Ohio.

FROM TOLEDO/DETROIT: Take I-75 South to U.S. 224 Exit. Go east on Trenton Avenue to North Main Street. Turn south to campus on right.

FROM DAYTON/CINCINNATI: Take I-75 North to U.S. 224 Exit. Go east on Trenton Avenue to North Main Street. Turn south to campus on right.

FROM COLUMBUS: Take State Route 15 north to I-75 North to U.S. 224 Exit. Go east on Trenton Avenue to North Main Street. Turn south to campus on right.

[AMERICAN ELECTRIC POWER LOGO]

X   Please mark your                                                    0116
    votes as in this
    example.

The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxies will vote FOR all nominees listed on the reverse side and FOR Proposal 2.

The Board of Directors recommends a vote FOR all nominees for election as directors and FOR Proposal 2.

                     FOR   WITHHELD                       FOR  AGAINST  ABSTAIN
1. Election of       / /     / /         2. Approval      / /    / /      / /
   Directors                                of
   (See Reverse).                           Auditors.

For, except vote withheld from the
following nominee(s):

___________________________________


I plan to attend the meeting in   / /
Findlay. Please send me
an admission ticket.


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

__________________________________

__________________________________
 SIGNATURE(S)              DATE

- --------------------------------------------------------------------------------
                     TRIANGLE FOLD AND DETACH HERE TRIANGLE



                             ADMISSION TO MEETING

If you do not receive your admission ticket prior to the meeting date, we will have a check-in area at the meeting site where admission tickets will be available. However, if your shares are not registered in your own name, please advise the shareholder of record (your bank, broker, etc.) that you wish to attend. That firm must provide you with evidence of your ownership on the record date, March 8, 1995, which will enable you to gain admittance to the meeting.

               [Logo] PRINTED WITH SOY INK      [Logo] Printed on recycled paper